UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2005


                       American Locker Group Incorporated
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             (Exact name of registrant as specified in its charter)

               Delaware                    0-439              16-0338330
     ----------------------------     --------------     -------------------
      (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)               File Number)       Identification No.)


               608 Allen Street, Jamestown, New York                   14701
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             (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Amendment of Material Agreements


     On February 28, 2005, the Company and the United States Postal Service (the "USPS") have entered into amendments to the existing contracts under which the Company sells cluster box units ("CBUs") to the USPS which extend the term of such contracts through May 31, 2005. The USPS is not required to purchase any minimum number of CBUs under the terms of such extensions.

     On March 1, 2005, the Company and Edward F. Ruttenberg, Chairman and Chief Executive Officer of the Company, entered into an amendment to the Employment Agreement between the Company and Mr. Ruttenberg and the Company and Roy J. Glosser, President, Chief Operating Officer and Treasurer of the Company, entered into an amendment to the Employment Agreement between the Company and Mr. Glosser. In light of recent developments regarding the financial impact on the Company of the award to a competitor of the Company of a long term contract for CBUs, Mr. Glosser and Mr. Ruttenberg have each agreed to a reduction of 25% in their respective base compensation under their respective employment agreements.


Item 9.01.  Financial Statements and Exhibits.

   (c)  Exhibits


        Exhibit 10.1 Second Amendment dated March 1, 2005 to Employment Agreement dated November 18, 1999 between
                         American Locker Group Incorporated and Edward F. Ruttenberg.

        Exhibit 10.2 Third Amendment dated March 1, 2005 to Employment Agreement dated May 21, 1996 between American Locker Group Incorporated and Roy J. Glosser.

        Exhibit 10.3 Amendment of Solicitation/Modification of Contract between American Locker Security Systems, Inc. and the United States Postal Service dated February 28, 2005

        Exhibit 10.4 Amendment of Solicitation/Modification of Contract between Security Manufacturing Corporation and the United States Postal Service dated February 28, 2005




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


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN LOCKER GROUP INCORPORATED


                                        By:  /s/ Edward F. Ruttenberg
                                             -----------------------------------
                                             Edward F. Ruttenberg
                                             Chairman and
                                             Chief Executive Officer

Dated:  March 4, 2005









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


                                  EXHIBIT INDEX

Exhibit 10.1 Second Amendment dated March 1, 2005 to Employment Agreement dated November 18, 1999 between American Locker Group Incorporated and Edward F. Ruttenberg.

Exhibit 10.2 Third Amendment dated March 1, 2005 to Employment Agreement dated May 21, 1996 between American Locker Group Incorporated and Roy J. Glosser.

Exhibit 10.3 Amendment of Solicitation/Modification of Contract between American Locker Security Systems, Inc. and the United States Postal Service dated February 28, 2005

Exhibit 10.4 Amendment of Solicitation/Modification of Contract between Security Manufacturing Corporation and the United States Postal Service dated February 28, 2005













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